Exhibit 99.1

Cyxtera Closes Business Combination with Starboard Value Acquisition Corp. and Will Begin Trading on Nasdaq on July 30, 2021

Miami, FL & New York, NY – July 29, 2021 – Cyxtera Technologies, Inc. (“Cyxtera” or the “Company”), a global leader in data center colocation and interconnection services, today announced it has completed its business combination with Starboard Value Acquisition Corp. (NASDAQ: SVAC). The business combination, which was approved by SVAC’s stockholders at its special meeting held on July 28, 2021, provides Cyxtera access to new capital sources to fuel growth, accelerate product and technology innovation, enhance its ability to quickly meet customer needs and support further strategic go-to-market efforts.

On July 30, 2021, Cyxtera’s shares of Class A common stock will begin trading on The Nasdaq Global Select Market (the “Nasdaq”) under the symbol “CYXT” and its warrants under the symbol “CYXTW.”

“Today marks a key milestone in a journey we launched in 2017 to build a global leader in digital infrastructure with the scale, connectivity and technology to meet the needs of leading enterprises, service providers, and government agencies,” said Manuel D. Medina, Chair of Cyxtera and Founder and Managing Partner of Medina Capital. “Cyxtera already has a strong track record of value creation, and we look forward to continuing to deliver innovative solutions for our customers across our global data center platform.”

“Cyxtera’s team has built a differentiated global data center platform that is well positioned to deliver the innovative solutions our customers require to meet their evolving infrastructure needs,” said Nelson Fonseca, President & CEO of Cyxtera. “Having completed our merger with SVAC, we now can accelerate our plans to drive high-margin growth through increased utilization of our existing assets, development of innovative product offerings, and expansion of our global footprint. We look forward to leveraging our data center platform and our experience in successfully operating a publicly traded data center company to create long-term shareholder value.”

The Company’s leadership, including Chair Manuel D. Medina, CEO Nelson Fonseca, COO Randy Rowland, and CFO Carlos Sagasta, will continue to lead Cyxtera. Mr. Medina and Mr. Fonseca will also serve on the board of the combined company as Chair and Director, respectively, joined by Starboard Value LP CEO and former SVAC Chair Jeff Smith and former SVAC Industry Advisor Greg Waters. The other members of Cyxtera’s board are BC Partners’ Partner and Chairman Raymond Svider and Partner Fahim Ahmed, John W. Diercksen, former SVAC director Michelle Felman and Melissa Hathaway.

The company received approximately $493 million in total cash from the transaction before fees, expenses and debt amortization. Proceeds of the transaction will be used to partially retire Company debt and provide incremental cash for growth, as well as to pay transaction expenses.

Advisors

Citi served as lead financial advisor and Latham & Watkins LLP served as legal advisor to Cyxtera, BC Partners, and Medina Capital. Morgan Stanley served as financial advisor to Cyxtera, and J.P. Morgan served as financial advisor to BC Partners.

UBS Investment Bank, Stifel, Nicolaus & Company, and Cowen and Company, LLC served as capital markets advisors to SVAC. Akin Gump Strauss Hauer & Feld LLP served as legal advisor to SVAC. Hughes Hubbard & Reed LLP served as legal advisor to SVAC Sponsor LLC.

J.P. Morgan Securities LLC served as lead placement agent with Citi, RBC Capital Markets, LLC and UBS Investment Bank as co-placement agents on the PIPE.

About Cyxtera

Cyxtera is a global leader in data center colocation and interconnection services. The company operates a footprint of more than 60 data centers around the world, providing services to more than 2,300 leading enterprises and U.S. federal government agencies. Cyxtera brings proven operational excellence, global scale, flexibility and customer-focused innovation together to provide a comprehensive portfolio of data center and interconnection services. For more information, please visit www.cyxtera.com.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “expects,” “will,” “projected,” “continue,” “increase,” and/or similar expressions that concern Cyxtera’s strategy, plans or intentions, but the absence of these words does not mean that a statement is not forward-looking. Such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are based on management’s belief or interpretation of information currently available. Because forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Cyxtera’s control. Actual results and condition (financial or otherwise) may differ materially from those indicated in the forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results and conditions to differ materially from those indicated in the forward-looking statements, including, but not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the risk that the market price of the company’s securities may decline if the transaction’s benefits do not meet the expectations of investors or securities analysts; risks relating to the uncertainty of Cyxtera’s projected operating and financial information; the impact of Cyxtera’s substantial debt on its future cash flows and its ability to raise additional capital in the future; adverse global economic conditions and credit market uncertainty; the regulatory, currency, legal, tax and other risks related to Cyxtera’s international operations; the United Kingdom’s withdrawal from the European Union and the potential negative effect on global economic conditions, financial markets and Cyxtera’s business; the effects of the COVID-19 pandemic on Cyxtera’s business or future results; the ability to access external sources of capital on favorable terms or at all, which could limit Cyxtera’s ability to execute its business and growth strategies; fluctuations in foreign currency exchange rates in the markets in which Cyxtera operates internationally; physical and electronic security breaches and cyber-attacks, which could disrupt Cyxtera’s operations; Cyxtera’s dependence upon the demand for data centers; Cyxtera’s products and services having a long sales cycle that may harm its revenues and operating results; any failure of Cyxtera’s physical infrastructure or negative impact on its ability to provide its services, or damage to customer infrastructure within its data centers, which could lead to significant costs and disruptions that could reduce Cyxtera’s revenue and harm its business reputation and financial results; inadequate or inaccurate external and internal information, including budget and planning data, which could lead to inaccurate financial forecasts and inappropriate financial decisions; maintaining sufficient insurance coverage; environmental regulations and related new or unexpected costs; climate change and responses to it; prolonged power outages, shortages or capacity constraints; the combined company’s ability to recruit or retain key executives and qualified personnel; the ability to compete successfully against current and future competitors; Cyxtera’s fluctuating operating results; incurring substantial losses, as Cyxtera has previously; Cyxtera’s ability to renew its long-term data center leases on acceptable terms, or at all; Cyxtera’s government contracts, which are subject to early termination, audits, investigations, sanctions and penalties; failure to attract, grow and retain a diverse and balanced customer base; future consolidation and competition in Cyxtera’s customers’ industries, which could reduce the number of Cyxtera’s existing and potential customers and make it dependent on a more limited number of customers; Cyxtera’s reliance on third parties to provide internet connectivity to its data centers; disruption or termination of connectivity; government regulation; the non-realization of the financial or strategic goals related to acquisitions that were contemplated at the time of any transaction; Cyxtera’s ability to protect its intellectual property rights; Cyxtera’s ability to continue to develop, acquire, market and provide new offerings or enhancements to existing offerings that meet customer requirements and differentiate it from its competitors; disruptions associated with events beyond its control, such as war, acts of terror, political unrest, public health concerns, labor disputes or natural disasters; sales or issuances of shares of the combined company’s common stock may adversely affect the market price of the combined company’s common stock; the requirements of being a public company, including maintaining adequate internal control over financial and management systems; risks related to corporate social responsibility; Cyxtera’s ability to lease available space to existing or new customers, which could be constrained by its ability to provide sufficient electrical power;

Cyxtera’s ability to adapt to changing technologies and customer requirements; Cyxtera’s ability to manage its growth; risks related to litigation, securities class action or threatened litigation which may divert management time and attention, require Cyxtera to pay damages and expenses or restrict the operation of its business; the volatility of the market price of the combined company’s stock; the incurrence of goodwill and other intangible asset impairment charges, or impairment charges to Cyxtera’s property, plant and equipment, which could result in a significant reduction to its earnings; U.S. and foreign tax legislation and future changes to applicable U.S. or foreign tax laws and regulations and/or their interpretation may have an adverse effect on Cyxtera’s business, financial condition and results of operations and tax rules and regulations are subject to interpretation and require judgment by Cyxtera that may be successfully challenged by the applicable taxation authorities upon audit, which could result in additional tax liabilities; and Cyxtera’s ability to use its United States federal and state net operating losses to offset future United States federal and applicable state taxable income may be subject to certain limitations which could accelerate or permanently increase taxes owed. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of SVAC’s proxy statement related to the business combination and other documents filed by Cyxtera from time to time with the SEC. There may be additional risks that Cyxtera does not presently know or that it currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Cyxtera’s expectations, plans or forecasts of future events and views as of the date of this press release. Accordingly, you should not place undue reliance upon any such forward-looking statements in this press release. Neither Cyxtera nor any of its affiliates assume any obligation to update this press release, except as required by law.

Press Contact:

Xavier Gonzalez

Cyxtera

Xavier.gonzalez@cyxtera.com